Supplement to the

Fidelity® Arizona Municipal Income Fund (FSAZX) and Fidelity Arizona Municipal Money Market Fund (FSAXX)

Funds of Fidelity Union Street Trust and Fidelity Union Street Trust II

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2012

The following information replaces the information found in the "Fund Holdings Information" section on page 56.

Fidelity Arizona Municipal Money Market Fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

AZI/SPZB-13-01  April 1, 2013
1.713596.126